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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         March 13, 2000 (March 7, 2000)

                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

                 Tennessee                               0-16162                  62-1240866
---------------------------------------------     ------------------------     -----------------
(State or other jurisdiction of incorporation)    (Commission File Number)      (I.R.S. Employer
                                                                               Identification No.)

        3401 West End Avenue, Suite 500
              Nashville, Tennessee                                  37203
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   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (615) 383-0376


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          (Former name or former address, if changed since last report)



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Item 5.       Other Events
--------------------------

        Children's Comprehensive Services, Inc. issued a press release on March 7, 2000 announcing a decline in census at the Helicon Youth Center in Riverside County, California. For information regarding the decline in census, reference is made to the press release dated March 7, 2000, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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              99.1 Press Release dated March 7, 2000.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CHILDREN'S COMPREHENSIVE SERVICES, INC.

Date: March 13, 2000                  By: /s/ Donald B. Whitfield
                                          --------------------------------------
                                      Donald B. Whitfield
                                      Vice President Finance and Chief Financial
                                      Officer








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                                  EXHIBIT INDEX



      No.           Exhibit
     ----           -------
     99.1           March 7, 2000 Press Release